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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 12, 2005
                        (Date of earliest event reported)


                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-25620

                                -----------------



        MINNESOTA                                          41-1459569
(State or other jurisdiction of                (IRS Employer Identification No.)
     incorporation)

                                 840 LILY LANE,
                          GRAND RAPIDS, MINNESOTA 55744
          (Address of principal executive offices, including zip code)


                                 (218) 327-3434
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 12, 2005, the Board of Directors of A.S.V., Inc. ("ASV") approved the terms of compensation to be paid to ASV's directors, effective retroactively as of January 1, 2005 for current ASV directors. Each non-employee director receives an annual retainer fee of $20,000 for serving as a director, and the chair of the Audit Committee receives an additional annual retainer fee of $5,000 for such service. In addition, each non-employee director receives stock option awards under the 1998 Non-Employee Director Stock Option Plan, which includes an option to purchase 2,250 shares of ASV common stock upon initial election to the Board and an option to purchase 3,000 shares of ASV common stock on the first business day of each calendar year thereafter, provided such person is a director of ASV at the time of grant of the option. In addition, ASV reimburses directors for expenses incurred in connection with attendance at Board meetings. Directors who are also ASV employees do not receive any additional compensation for serving on the Board of Directors but may receive stock options as part of their compensation as officers of ASV.

A copy of the summary sheet outlining the terms of director compensation approved by the Board is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

         The following exhibit is being filed with this Current Report on Form 8-K:

         10.1 Summary of Board of Director Compensation for A.S.V., Inc., as approved on July 12, 2005.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    A.S.V., INC.

                                                    By:  /s/ Gary Lemke
                                                         -----------------------
                                                         Gary Lemke
                                                         Chief Executive Officer

Date: July 18, 2005





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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION
-------------------    --------------------------------------------------------------------------------------------
10.1                   Summary of Board of Director Compensation for A.S.V., Inc., as approved on July 12, 2005.



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